ADVANCED SERIES TRUST

Supplement dated July 23, 2012 to the
Prospectus dated April 30, 2012

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The section of the Prospectus entitled “More Detailed Information on How the Portfolios Invest” is hereby amended by deleting the discussion pertaining to the AST BlackRock Value Portfolio in its entirety, and substituting the following new discussion:

AST BLACKROCK VALUE PORTFOLIO

Investment Objective: maximum growth of capital by investing primarily in the value stocks of larger companies.

Principal Investment Policies:

The Portfolio has a non-fundamental investment policy to invest, under normal circumstances, at least 80% of the value of its net assets in large capitalization companies. For these purposes, large capitalization companies are those that have market capitalizations, at the time of purchase, within the market capitalization range of the Russell 1000® Value Index. As of January 31, 2012, the Russell 1000® Value Index had a median market capitalization of approximately $4.77 billion, and the largest company in the index by market capitalization was approximately $412.5 billion. The size of the companies in the Russell 1000® Value Index will change with market conditions. If the market capitalization of a company held by the Portfolio moves outside the range of the Russell 1000® Value Index, the Portfolio may, but is not required to, sell the securities.

The Portfolio pursues two different value investing (i.e., seeking to invest in equity securities that appear to be undervalued) strategies. Approximately 60% of the Portfolio’s net assets are allocated to a large cap value investment strategy segment and approximately 40% of the Portfolio’s net assets are allocated to a basic value investment strategy segment. The large cap value investment strategy differs from the basic value investment strategy in that the large cap value investment strategy uses quantitative factor models which focus on factors such as stock valuation, quality of earnings, and potential future earnings growth combined with fundamental research while the basic value investment strategy includes a bottom up constructed portfolio driven by a fundamental research process that focuses on factors such price to book ratio, price to cash flow ratio, price to earnings ratio, and dividend yield. The allocation of Portfolio assets between the two value investment strategies is subject to change at any time without prior notice to Portfolio shareholders.

Large Cap Value Investment Strategy Segment. In selecting securities for the large cap value segment from the Russell 1000 Value Index, BlackRock uses quantitative factor models. Through BlackRock’s amalgamating process, BlackRock combines the final rankings provided by the models for each security. The factors employed by the models include stock valuation, quality of earnings, and potential future earnings growth. For the large cap value segment, BlackRock looks for strong relative earnings growth, earnings quality, and good relative valuation. A company’s stock price relative to its earnings and book value, among other factors, is also examined—if it is believed that a company is overvalued, it will not be considered as an investment for the large cap value segment. After the initial screening is completed, BlackRock relies on fundamental analysis, a method of stock market analysis that concentrates on “fundamental” information about the company (such as its income statement, balance sheet, earnings and sales history, products and management) to attempt to forecast future stock value.

BlackRock uses both internal and external research to optimize the quantitative models to choose companies that are believed to have strong, sustainable earnings growth with current momentum at attractive price valuations.

Because the Portfolio generally does not hold all the stocks in Russell 1000® Value Index, and because the Portfolio’s investments may be allocated in amounts that vary from the proportional weightings of the various stocks in that index, the Portfolio is not an “index” fund. In seeking to outperform the Russell 1000® Value Index, however, BlackRock reviews potential investments using certain criteria that are based on the securities in that index. These criteria currently include the following:

•	Relative price to earnings and price to book ratios
•	Stability and quality of earnings
•	Earnings momentum and growth
•	Weighted median market capitalization of the large cap value segment of the Portfolio
•	Allocation among the economic sectors of the large cap value segment of the Portfolio as compared to the Russell 1000® Value Index
•	Weighted individual stocks within the Russell 1000® Value Index.

Basic Value Investment Strategy Segment. In selecting securities for the basic value segment, BlackRock emphasizes companies that it believes are undervalued. BlackRock may determine that a company is undervalued if its stock price is down because of temporary factors from which it believes the company will recover.

Favorable changes in market prices are believed to be more likely to occur when:

•	Stocks are out of favor;
•	Company earnings are depressed;
•	Price/earnings ratios are relatively low;
•	Investment expectations are limited; and
•	There is no general interest in a security or industry

On the other hand, negative developments are believed to be more likely to occur when:

•	Investment expectations are generally high;
•	Stock prices are advancing or have advanced rapidly;
•	Price/earnings ratios have been inflated; and
•	An industry or security continues to be popular among investors

A stock’s price/earnings ratio is determined by dividing the price of a stock by its earnings per share. BlackRock believes that stocks with relatively high price/earnings ratios are more vulnerable to price declines from unexpected adverse developments. At the same time, stocks with relatively low price/earnings ratios are believed to be more likely to benefit from favorable but generally unanticipated events. Thus, the basic value segment of the Portfolio may invest a large part of its net assets in stocks that have weak research ratings. BlackRock may sell a security if, for example, the stock price increases to the high end of the range of its historical price-book value ratio or if it is determined that the issuer no longer meets the criteria that has been has established for the purchase of such securities or if it is believed that there is a more attractive investment opportunity in the same category.

ASTSUP3